ZEDGE™

we make phones personal

Investor Presentation

-> December 2017

Download on the App Store

GET IT ON Google Play

Top Developer

ZEDGE

Safe Harbor Statement

This presentation contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Zedge Inc.'s future performance;
- projections of Zedge Inc.'s results of operations or financial condition;
- statements regarding Zedge Inc.'s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Zedge Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Zedge Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Zedge Inc.'s Registration Statement on Form 10 and periodic reports filed with the Securities and Exchange Commission.

Zedge, Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Global Leader In Device Personalization



Global Leader In Device Personalization

33 million customers use the Zedge app to personalize their phone with awesome wallpapers, ringtones, app icons and widgets, monthly

We're all about the power of self-expression

ZEDGE APP

- Wallpapers
- Lock screens
- Ringtones / Notification sounds
- App icons
- Widgets

- 33MM monthly active users
- Ad supported business model, historically
- High impact media and lots of 1x1 engagement
- Attractive demographics
- Launched beta of Zedge Premium, a marketplace for professional artists
- More dominant on Android yet great demand on iOS


Cumulative Installs
250MM
125MM

Milestones + KPI's

We aren't niche

~33MM MAU

4.3MM 5-STAR Ratings

Google play

TOP 30 FREE APPS Google Play for 5 years

~100MM Search queries monthly

290MM Installs

TOP 30 iTunes Entertainment

BEST APPS Google Play

1.2 MM Facebook Likes

Source: Google Play, iTunes, Facebook & Company Estimates (February 2017)

ZEDGE

Financial Snapshot

INCOME STATEMENT				
Fiscal Year Aug 1 - July 31 & $'000.	**Q1 '18**	**Q4 '17**	**Q3 '17**	**Q2 '17**
Revenue	$2,659	$2,547	$9.052	$9.052
Direct Cost of Revenue	372	381	1,082	1,082
Gross Profit	$2,287	$2,166	$2,123	$2,159
Gross Margin	86%	85%	84%	84%
Costs & Expenses:				
SG&A	$2,972	$2,247	$2,151	$2,314
D&A	157	156	166	184
Other Operating Income/(Expense)	(9)	27	-	-
Total Costs & Expenses	3,491	$2,811	$2,723	$2,910
Income/(Loss) from Operations	(832)	(264)	(193)	(339)
Total Interest and Other	$1	$60	$(46)	$(10)
Provision for Income Taxes	(13)	4	113	(22)
Net Income/(Loss)	(820)	(208)	(239)	(327)

NYSE AMERICAN:	ZDGE
Shares Outstanding	10MM
Market Capitalization*	$27.MM
Insider Ownership	28.5%
Fiscal Year	July 31st


$2.83 Dec 13, 2017
4.0
3.5
3.0
2.5
2.0
1.5
Apr 2017
Aug 2017
Dec 2017

* As of market close on December 13, 2017


WONDER WOMAN

Brand Reinforcement Through Self Expression

WE'RE THE
TIMES SQUARE BILLBOARD
IN THE PALM OF YOUR HAND


60°F
13:37
NEW YORK

FULLY BRANDED PHONE

WALLPAPERS / RINGTONES
WIDGETS / APP ICONS

Brand Reinforcement Through Self Expression

#Homescreen: Average person sees and hears their phone ~150x daily

Users are highly engaged with the immersive content

We're the Times Square billboard in the palm of your hand

Zedge Collections
Fully Themed Home Screen Experience


6:41 p.m.
A
DOG'S
PURPOSE
10:24 a.m.
Wallpapers
CATEGORIES
FEATURED
RECENT
Featured Collections
The Fate of the Furious
Ghost In The Shell
Power Rangers
QuickBooks Self-Employed
Install
5:45
JUSTICE LEAGUE
The Justice League
by Z Studios



Zedge Premium Marketplace For Professional Artists

Zedge Premium Marketplace For Professional Artists

- Geared to professional and aspiring artists
- Promote to 33MM+ MAU
- Monetization by unlocking the content
  - Advertising paywalls
  - Print on demand
  - In-app purchases
  - Virtual currency
- Wide variety of content
  - Wallpapers and Live Wallpapers
  - Ringtones and notification sounds
  - Full soundtracks
  - Videos
  - 3D AR figures and objects
- Drive more users to Zedge

Who Are Our Users? (Android)


Love

Who Are Our Users? (Android)

- ENTERTAINMENT ADDICTS
- SOCIAL INFLUENCERS
- SPORTS FANS
- GAMERS
- MOBILE JUNKIES

BY CONTINENT



Asia 16%
ROW 21%
Europe 28%
North America 35%

OVER INDEXING PERSONAS (US)



On Demand Movies
Social Influencers
Music Lovers
Parents
Cord Cutters
Gamers
Sports Fans
Video/Music Streamers
1x
2x
3x
4x

Source: Google Analytics, Pushspring / comScore (February 2017)

BY INCOME (US)



<$25K
$25K - $40K
$40K - $60K
$60K - $75K
$75K - $100K
>$100K

BY AGE (US)



18-24
25-34
35-44
45-54
55+

GENDER (US)



40%
60%

ZEDGE



Monetization And Financials

Monetization And Financials

Users.
Usage.
Engagement.



PAID SERVICES
PRODUCT INTEGRATIONS
MERCHANDISING
MARKETPLACE
ZEDGE COLLECTIONS
PROGRAMMATIC DISPLAY ADVERTISING

Financials ($ '000)

Quarterly Revenue & MAU During Last 30 Days of Quarter



35 MM
30 MM
25 MM
20 MM
15 MM
$3.6
$2.8
$2.0
$1.2
MAU
Revenue
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Direct Cost of Revenue as a Percentage of Revenue



92%
90%
88%
86%
84%
82%
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

SG&A



$3,000
$2,500
$2,000
$1,500
$1,000
$500
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Net Income



$1,200
$900
$600
$300
$0
($300)
($600)
($900)
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Financials ($ '000)

Quarterly Revenue and MAU During Last 30 Days of Quarter



35 MM
30 MM
25 MM
20 MM
15 MM
MAU
Revenue
$3.6
$2.8
$2.0
$1.2
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Gross Margin



92%
90%
88%
86%
84%
82%
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

SG&A



$3,000
$2,500
$2,000
$1,500
$1,000
$500
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17
Q1 '18

Net Income



$1,200
$900
$600
$300
$0
($300)
($600)
($900)
Q1 '14
Q3 '14
Q1 '15
Q3 '15
Q1 '16
Q3 '16
Q1 '17
Q3 '17

Monthly Active Users (MAU)

- Q1 '18 MAU grew across all regions, globally, with especially strong growth in the emerging markets

Revenue

- Q1 '18 revenue grew 11.6% YoY
- More users and new add units introduced mid-quarter
- Geographical make up of user base
- Still recovering from being removed from iTunes in early '16
- Deprioritized Game Channel
- Sunsetting desktop and mobile website advertising

Gross Margin

- Content filtering and marketing automation costs increased
- Content distribution added to stack to lower latency

iOS

- Zedge Premium is more iOS friendly
- Premium ringtones launched in April with modest growth

SG&A

- Cost cutting initiatives expected to generate $1.5-$2.0MM in annual savings
- We will reinvest some of the savings to build out the marketplace
- Public company costs

Big Takeaways

2017 Was Dedicated To Building
- Infrastructure
- Marketplace
- Fundamental app experience
- We are now starting to see the fruit of our labor

Stable, Sustainable, Organic Growth Story
- More than 275MM app installs
- Customer acquisition is organic
- Marketing expense is de minimus

Valuable Customer Base
- N. America and Europe
- Average Revenue Per Monthly Active User (ARPMAU)
- Incremental benefit from ROW

Product
- Core product investments bearing fruit
- New backend
- Publishing platform

Exciting Growth Opportunities
- Zedge Premium
- New monetization layers
- M&A (no assurances that anything will materialize)



Thank You!

Jonathan Reich, CFO
+1.330.577.3424
jonathan.reich@zedge.net